Exhibit 10.64
FOURTH AMENDMENT TO
MASTER REPURCHASE AGREEMENT
THIS FOURTH AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated as of November 22, 2023 (this “Amendment”), is entered into by and among (i) PARLEX 3A USD IE ISSUER DESIGNATED ACTIVITY COMPANY (including any successor thereto, “US Purchaser”), PARLEX 3A GBP IE ISSUER DESIGNATED ACTIVITY COMPANY (including any successor thereto, “UK Purchaser”), PARLEX 3A EUR IE ISSUER DESIGNATED ACTIVITY COMPANY (including any successor thereto, “EUR Purchaser”), PARLEX 3A SEK IE ISSUER DESIGNATED ACTIVITY COMPANY (including any successor thereto, “SEK Purchaser”), PERPETUAL CORPORATE TRUST LIMITED AS TRUSTEE OF THE PARLEX 2022-1 ISSUER TRUST (including any successor thereto, “AUS Purchaser” and together with US Purchaser, UK Purchaser, EUR Purchaser and SEK Purchaser, each a “Purchaser” and collectively, “Purchasers”), (ii) PARLEX 3A FINCO, LLC, a limited liability company organized under the laws of the State of Delaware (including any successor thereto in accordance with the Repurchase Agent Agreement, “Repurchase Agent”), (iii) BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales (including any successor thereto in accordance with the Realisation Agent Agreement, “Realisation Agent”) and (iv) PARLEX 3A FINCO, LLC, a limited liability company organized under the laws of the State of Delaware (“US Seller”), PARLEX 3A UK FINCO, LLC, a limited liability company organized under the laws of the State of Delaware (“UK Seller”), PARLEX 3A EUR FINCO, LLC, a limited liability company organized under the laws of the State of Delaware (“EUR Seller”), PARLEX 3A SEK FINCO, LLC, a limited liability company organized under the laws of the State of Delaware (“SEK Seller”), SILVER FIN SUB TC PTY LTD, acting in its personal capacity and as trustee for the Silver Fin Sub Trust, an Australian proprietary company (“AUS Seller”) and GLOSS FINCO 1, LLC, a limited liability company organized under the laws of Delaware (“Gloss Seller” and, together with US Seller, UK Seller, EUR Seller, SEK Seller and AUS Seller, each a “Seller” and collectively, “Sellers”). Capitalized terms used and not otherwise defined herein shall have the meanings given in the Repurchase Agreement (as defined below).
RECITALS
WHEREAS, Purchasers, Repurchase Agent, Realisation Agent and Sellers are parties to that certain Master Repurchase Agreement, dated as of May 31, 2022, as amended by that certain First Amendment to Master Repurchase Agreement, dated as of August 22, 2022, as further amended by that certain Second Amendment to Master Repurchase Agreement, dated as of December 23, 2022, and as further amended by that certain Third Amendment to Master Repurchase Agreement, dated as of May 31, 2023 (the “Existing Repurchase Agreement” and, as amended by this Amendment, and as hereafter further amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Repurchase Agreement”); and
WHEREAS, the parties hereto desire to make certain amendments and modifications to the Existing Repurchase Agreement.
NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

AMENDMENTS TO THE REPURCHASE AGREEMENT
(a)Article 2 of the Existing Repurchase Agreement is hereby amended by amending and restating the definition of “Amortisation Amounts” as follows:
“Amortisation Amounts” shall mean, with respect any Purchased Asset and any date of determination, an amount equal to (i) all available Income with respect to such Purchased Asset as of such date minus (ii) amounts to be applied to pay the accrued and unpaid Purchase Price Differential with respect to such Purchased Asset up to the end of the Pricing Rate Period ending immediately prior to such date.
(b)Article 2 of the Existing Repurchase Agreement is hereby amended by amending and restating the definition of “Pricing Rate Period” as follows:
“Pricing Rate Period” shall mean, with respect to any Transaction and any Remittance Date or Repurchase Date (a) in the case of the first Pricing Rate Period, the period commencing on and including the Purchase Date for such Transaction and ending on and excluding the following interest payment date in effect under the applicable Purchased Asset Documents, (b) in the case of any subsequent Pricing Rate Period (other than the final Pricing Rate Period), the period commencing on and including the immediately preceding interest payment date in effect under the applicable Purchased Asset Documents and ending on and excluding the following interest payment date in effect under the applicable Purchased Asset Documents and (c) in the case of the final Pricing Rate Period, the period commencing on and including the immediately preceding interest payment date in effect under the applicable Purchased Asset Documents and ending on and excluding the Repurchase Date for such Purchased Asset (or such later date on which the Purchased Asset is actually repurchased).
(c)Article 2 of the Existing Repurchase Agreement is hereby amended by amending and restating the first paragraph of the definition of “Purchase Price Differential” as follows:
“Purchase Price Differential” shall mean, with respect to any Purchased Asset as of any date of determination, the amount equal to the product of (a) the applicable Pricing Rate for such Purchased Asset and (b) the daily outstanding Purchase Price of such Purchased Asset, calculated on the basis of, with respect to any Transaction for which the Applicable Currency is (i) U.S. Dollars, a 360-day year, (ii) Pound Sterling or Australian Dollars, a 365-day year, (iii) Euros or Swedish Krona, a 360-day year and (iv) otherwise, as set forth in the related Confirmation and, in each case, the actual number of days during the period commencing on (and including) the Purchase Date for such Purchased Asset and ending on the date of determination or the last day of the Pricing Rate Period ending immediately prior to such date, as applicable (in each case, reduced by any amount of such Purchase Price Differential previously paid by the related Seller to the related

Purchaser with respect to such Purchased Asset). Purchase Price Differential shall be payable in the Applicable Currency of the Purchase Price of the applicable Purchased Asset.”
(d)Article 2 of the Existing Repurchase Agreement is hereby amended by deleting the second paragraph of the definition of “Purchase Price Differential.”
(e)Article 5(f) of the Existing Repurchase Agreement is hereby amended and restated as follows:
(f)    With respect to each Transaction, (i) all accrued and unpaid Purchase Price Differential for the related Pricing Rate Period ending immediately prior to that Remittance Date shall be due and payable by the related Seller to the related Purchaser on each Remittance Date; and (ii) all Funding Fees shall be due and payable by the related Seller to the related Purchaser in accordance with the definition thereof.
(f)Article 14(a)(ii) of the Existing Repurchase Agreement is hereby amended and restated as follows:
(ii) Failure to Pay Purchase Price Differential. Purchasers shall fail to receive on any Remittance Date the accrued and unpaid Purchase Price Differential for the related Pricing Rate Period ending immediately prior to that Remittance Date; provided, however, no more than two (2) times during any twelve (12) month period Sellers may cure such failure within one (1) Business Day if such failure arose solely by reason of an error or omission of an administrative or operational nature and funds were available to Sellers to enable it to make such payment when due.
ARTICLE 2

REPRESENTATIONS
Each Seller represents and warrants to Purchasers, Repurchase Agent and Realisation Agent, as of the date of this Amendment, as follows
(a)excluding any Due Diligence Representations and as disclosed in a Requested Exceptions Report approved in accordance with the terms of the Repurchase Agreement, all representations and warranties made by it in the Transaction Documents are true, correct and complete on and as of the date of this Amendment;
(b)it is duly authorized to execute and deliver this Amendment and has taken all necessary action to authorize such execution and delivery;
(c)the person signing this Amendment on its behalf is duly authorized to do so on its behalf;
(d)the execution, delivery and performance of this Amendment will not violate any Requirement of Law applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected;
(e)this Amendment has been duly executed and delivered by it; and

(f)this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, other limitations on creditors’ rights generally and general principles of equity.
ARTICLE 3

EXPENSES
Sellers shall pay on demand all of Purchaser’s, Repurchase Agent’s and Realisation Agent’s out-of-pocket costs and expenses, including reasonable fees and expenses of attorneys, incurred in connection with the preparation, negotiation, execution and consummation of this Amendment.
ARTICLE 4

GOVERNING LAW
THIS AMENDMENT (AND ANY CLAIM OR CONTROVERSY HEREUNDER) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
ARTICLE 5

MISCELLANEOUS
(a)Except as expressly amended or modified hereby, the Repurchase Agreement shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed. All references to the Repurchase Agreement shall be deemed to mean the Repurchase Agreement as modified by this Amendment.
(b)This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in electronic format shall be as effective as delivery of a manually executed original counterpart of this Amendment.
(c)The headings in this Amendment are for convenience of reference only and shall not affect the interpretation or construction of this Amendment.
(d)This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.
(e)Article 40 (Perpetual Creditor Limitation of Liability) of the Existing Repurchase Agreement applies to this Amendment as if set out in full in this Amendment and as if references in that Article to “this Agreement” were to “this Amendment”.
(f)This Amendment contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.

(g)This Amendment and the Repurchase Agreement, as amended and modified hereby, is a single Transaction Document and shall be construed in accordance with the terms and provisions of the Repurchase Agreement.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as a deed as of the day first written above.
BARCLAYS BANK PLC, as Realisation Agent, for and on behalf of:

PARLEX 3A USD IE ISSUER DESIGNATED ACTIVITY COMPANY,
PARLEX 3A GBP IE ISSUER DESIGNATED ACTIVITY COMPANY,
PARLEX 3A EUR IE ISSUER DESIGNATED ACTIVITY COMPANY,
PARLEX 3A SEK IE ISSUER DESIGNATED ACTIVITY COMPANY,
SILVER FIN SUB TC PTY LTD in its personal capacity and as trustee for SILVER FIN SUB TRUST

By:     /s/Sarwesh Paradkar
Name: Sarwesh Paradkar
Title: Director

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

BARCLAYS BANK PLC, as Realisation Agent, for and on behalf of:

PERPETUAL CORPORATE TRUST LIMITED (ABN 99 000 341 533) in its capacity as trustee of the PARLEX 2022-1 ISSUER TRUST

By:     /s/Sarwesh Paradkar
Name: Sarwesh Paradkar
Title: Director

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

PARLEX 3A FINCO, LLC, as Repurchase Agent
By:     /s/Anthony F. Marone, Jr.
Name: Anthony F. Marone, Jr.
Title: Chief Financial Officer and Managing Director

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

BARCLAYS BANK PLC, as Realisation Agent
By:     /s/Sarwesh Paradkar
Name: Sarwesh Paradkar
Title: Director

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

PARLEX 3A FINCO, LLC, as US Seller
By:     /s/Anthony F. Marone, Jr. Name: Anthony F. Marone, Jr.
Title: Chief Financial Officer and Managing Director
PARLEX 3A UK FINCO, LLC, as UK Seller
By:     /s/Anthony F. Marone, Jr. Name: Anthony F. Marone, Jr.
Title: Chief Financial Officer and Managing Director
PARLEX 3A EUR FINCO, LLC, as EUR Seller
By:     /s/Anthony F. Marone, Jr. Name: Anthony F. Marone, Jr.
Title: Chief Financial Officer and Managing Director
PARLEX 3A SEK FINCO, LLC, as SEK Seller
By:     /s/Anthony F. Marone, Jr. Name: Anthony F. Marone, Jr.
Title: Chief Financial Officer and Managing Director
GLOSS FINCO 1, LLC, as Gloss Seller
By:     /s/Anthony F. Marone, Jr. Name: Anthony F. Marone, Jr.
Title: Chief Financial Officer and Managing Director

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

BARCLAYS BANK PLC, as Realisation Agent, for and on behalf of:

SILVER FIN SUB TC PTY LTD in its personal capacity and as trustee for SILVER FIN SUB TRUST
By:     /s/Sarwesh Paradkar
Name: Sarwesh Paradkar
Title: Director

[SIGNATURES CONTINUE ON FOLLOWING PAGE]